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                                                                   EXHIBIT 23.03
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of City National Bancorp, Inc. to our report, dated January 13, 1995, on the consolidated financial statements of City National Bancorp, Inc. and Subsidiary for the years ended December 31, 1994, 1993 and 1992. We also consent to the references to us under the heading "Experts" in the Registration Statement.


                                             /s/ ESKEW & GRESHAM, PSC
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                                             ESKEW & GRESHAM, PSC




September 22, 1995